Quantum Fuel Systems Technologies Worldwide, Inc. Investor Presentation December 2007 “Driving Tomorrow’s Technology Today” Exhibit 99.1

Forward Looking Statements
Certain matters discussed in this presentation contain forward-
looking information that involves risks and uncertainties that could cause actual results to differ materially from current trends.  These include the growth of the alternative fuel and fuel cells markets, the execution of a definitive agreement and receipt of shareholder approval for the sale of our Tecstar
Automotive Group subsidiary and related business segment
and completion of the closing of such transaction, OEM
product sales, development programs, competition, and other
such risks as cited in the Company’s Form 10-K filed with the
SEC for fiscal year ended April 30, 2007, and other filings.
All forward-looking statements in this presentation are based on information currently available to the Company and we do
not assume any obligation to update or revise any forward-
looking statements.

Quantum Overview Quantum Quantum Hybrids USA ALP Lithium Batteries & Controls Canada Asola Solar Germany Fisker Premium Hybrid Vehicle USA Tecstar Value Added Manufacturer t

Advanced Vehicle Systems
• Hybrid Electric Vehicles
• Plug-In Hybrid Electric Vehicles
• Alternative Fuel Vehicles
– 20,000 vehicles
• Hydrogen Internal Combustion Engines
• Fuel Cell Vehicle Systems
Delivering Advanced Vehicle Systems

Energy Storage and Delivery
• Lithium-Ion Battery and Advanced Control Systems
• Advanced Hydrogen & CNG Storage Systems
• Mobile & Portable Hydrogen Refueling Systems
• 2,000 Hydrogen Systems
Renewable Energy Generation
• Solar Photo-Voltaic Modules (Automotive, Residential, Commercial)
• Wind Turbines (Installation, Electricity and Hydrogen Generation)
Energy Storage and Generation

Global Market Opportunity
Scandinavia
Hydrogen Hybrids
California
Hydrogen Highway
Hydrogen Stations
CARB ZEV
CA Fuel Cell Partnership
SCAQMD
USA
Plug-In-Hybrids,
Hybrid Electric,
Hydrogen Hybrids,
Fuel Cell Electric
India
Hydrogen-Blends
Hybrid Electric
CNG
Local Partner
China
OEM JV Partner(s)
Hydrogen
Hybrid Electric
CNG
Europe
Hybrid Electric
Hydrogen, CNG
JV Partner
Wind Energy
Solar Modules

Market Drivers
Energy Security
• Balance of trade
• National security
• Demand for energy increasing globally
Environmental Impacts
• Global warming
• Criteria pollutants and health impacts
Economics
• USA:     $4 per gallon gasoline is here today
• Europe: $6-8 per gallon
Energy, the environment & the economics are inextricably linked!

Our Customers & Partners ARMY TOYOTA

Vehicle
Vehicle
Integration
Integration
Li-Ion Battery Systems
Advanced 10,000 psi Hydrogen
Storage Systems
Electronic Controls
Prototype Construction
and Production
Engineering
Gaseous Fuel
Management Systems
Hydrogen and Natural
Gas Fuel Injectors
CNG Storage Systems
Hydrogen ICE Hybrid
Vehicle Systems
Plug-In Hybrid Vehicles
Hydrogen Mobile
Refuelers
Fuel Cell Hybrid Vehicles
5,000 psi Hydrogen
Systems
Quantum’s Technologies and Capabilities

Solar Energy
Telecom
Back-up Power
Alt Fuel Vehicles
Fuel Delivery
Hydrogen Systems
Lithium-Ion Batteries
Military
Hybrid Electric
Fuel Cell Electric
Wind Energy
Fully Integrated Energy Storage Solutions

Fuel Cell Vehicle Program • GM’s Chevrolet Equinox Fuel Cell vehicles • All equipped with Quantum’s advanced 10,000 psi H 2 storage systems

GM Sequel Drives into History Books May ‘07 First Hydrogen Fuel Cell Vehicle to go 300 miles without refueling

• Hydrogen Hybrid Electric Vehicle Fleets • US, Europe • OEM-Level Development and Certification Hydrogen Hybrid Vehicle Program

Hydrogen Internal Combustion Engine Vehicles • Ford E 450 Shuttle Bus – In Production • Ford Focus • Exclusive Use of Quantum Fuel Injectors

Military/Defense Program
•
Fuel efficiency
•
Exportable power
•
Extended silent watch
capability
•
“Stealth” battery-only
propulsion capability
•
Unique design flexibility
–
Wider choice of fuels
–
Adaptability to future
technologies
The Aggressor – Alternative Mobility Vehicle:
Battery-dominant hydrogen fuel cell series hybrid electric drivetrain in a
High-performance light-duty off-road vehicle platform.

Military/Defense Program
Hydrogen Ford Escape Hybrid
• Production intent hydrogen ICE hybrid vehicle program
– First delivery mid-2007
• Dual Use Applications
– Military:  Administrative vehicles for base transportation
– Civilian:  Fuel efficient, low emission, hydrogen vehicles
In Partnership with

Mobile Hydrogen Infrastructure
The HyHauler Plus®
• Patented trailer-mounted
hydrogen production and
refueling station
• Applications
– Stranded/intermittent
renewable energy storage
– Remote, on-site fuel
production (US Army)
– Modular “just-in-time”
hydrogen refueling
infrastructure deployment

Fisker Automotive
•
A new Green American premium
car company
•
Quantum and Fisker form new
company:   Fisker Automotive
•
Fisker Automotive Announced
September 5, 2007
New York, Time Square, September 5, 2007

Fisker Automotive
•
Four new models to be introduced from 2009 to
2011
– All based on Quantum’s Plug-in Hybrid Electric Vehicle
(PHEV) design –“Q Drive”
•
First model: PHEV Premium 4-door Sports
Sedan
– To be unveiled at the 2008 North American International
Auto Show in Detroit, mid-January, 2008
– Start of production Q4 2009
– MSRP $80,000

Asola • Fast growing German Solar Module manufacturer • Binding agreement to acquire minority stake • Expanding in Germany, Spain, France and U.S.

Asola – Strategic Solar Partnership
•
Asola is a privately-held German leader in production of solar modules
•
Provides high quality and high output (watt/panel) serial flat panel modules.
•
Expertise in solar cell modularization for automotive,
residential, commercial and grid applications.
•
2007 Projected Revenues – 23 million Euros based on 5 to 6
MW of capacity.
– Current capacity is now at 10-12MW.
– Expanding to 45MW in 2008
•
10 year solar cell supply contract with Ersol

Recent Developments
• German Solar Module Manufacturing – Acquire Equity Stake
• India – Distribution Agreement – Natural Gas Vehicle Equipment
• China OEM – Partnership to Develop and Commercialize Hybrid Vehicles
• China OEM Partnership to Commercialize Lithium-Ion Batteries
• China – Strategic Agreement to Expand Global Portfolio of Natural Gas
Vehicle Products
• Norway – Production of Hydrogen Hybrid Vehicles for Norske Hydro and
Hydrogen Highway
• California – Major Contract for Development/Production and Demonstration of
Plug-In Hybrids
• Europe – Strategic Sales/Marketing Agreement with Major Industrial Gas
Supplier – Co-Market Hydrogen Stations and Quantum Hydrogen Vehicles
• Fisker Automotive Joint Venture

Financial Overview

•
Quantum has three reporting segments:
-
Quantum Fuel Systems
-
Tecstar Automotive Group
-
Corporate Expenses
•
Company is moving toward sale of Tecstar Automotive Business
-
Signed Term Sheet on October 29, 2007
-
Expecting a Definitive Agreement by mid-December
•
Loss position today, but approaching EBITDA break-even for
Quantum next fiscal year
(post Tecstar sale)
•
Quantum is aggressively pursuing new revenue opportunities in the European and Asian markets
•
78 million shares outstanding
•
GM remains our largest shareholder – 6% of shares outstanding
Financial Overview

Statement of Operations
April 30 Fiscal Year
2nd Qtr 07 3rd Qtr 07 4th Qtr 07 1st Qtr 08
Revenue:
Net product sales
32,611,334 $          29,676,317 $          29,291,802 $

26,505,133 $
Contract revenue
2,829,061                2,828,052                7,503,731

3,931,102
Total revenue
35,440,395             32,504,369             36,795,533             30,436,235
Costs and expenses:
Cost of product sales
33,793,912             30,785,501             28,987,451

25,804,558
Research and development
4,866,419                4,602,605                8,860,922

5,082,554
Selling, general and administrative
11,127,710             10,361,502             10,581,870             10,363,819
Amortization of intangibles
1,134,172                1,134,068                1,134,053

1,117,340
Restructuring charges
-                          116,393                   2,326,868                -
Impairment of long-lived assets
71,718,601             -                          -                            58,900,000
Total costs and expenses
122,640,814           47,000,069             51,891,164             101,268,271
Operating loss
(87,200,419)           (14,495,700)           (15,095,631)           (70,832,036)
Adjusted operating loss
           (15,481,818)            (14,379,307)            (12,768,763)            (11,932,036)
1
1
Adjusted for impairment of long-lived assets

Path to Profitability
•
Renewing focus on technology and alternative energy
-
Expected revenue growth for Quantum Fuel Systems
-
Fully funded development programs
-
Higher margin business
-
New solar initiatives
•
Expanding alternative energy development programs
-
Fisker Automotive
-
Military
-
Automotive OEMs
•
Moving into International Markets to capitalize on emerging
opportunities
•
Increasing level of Hydrogen and Hybrid vehicle product sales starting in calendar 2008

Quantum Fuel System Opportunities
• Quantum is aggressively pursuing opportunities in the European and Asian markets
• To date, total opportunities offer near term project revenue of approximately $20-30M and recurring revenue streams by 2010, of approximately $210-310M
Note: These future opportunities and revenue projections are contingent on finalization of agreements, JV relationships, technology development and general market conditions
Opportunity Project Recurring
1) Fisker Automotive Joint Venture $ 10 - 15 $ 100 - 150
2) Collaboration with car manufacturer on lithium ion batteries $ 3 - 5 $ 30 - 40
3) Hydrogen vehicles and buses - MOU with European company $ 2 - 3 $ 20 - 30
4) Hybrid Systems - MOU with Chinese OEM
    (lithium ion battery/control systems) - $ 20 - 30
5) Military contracts for fuel systems/hybrid vehicles $ 2 - 3 $ 25 - 30
6) CNG systems - Strategic agreement with partner in India - $ 10 - 20
7) Hydrogen refueling stations $ 3 - 4 $ 5 - 10
Revenue

Value Proposition
•
Blue chip customer base/strong strategic alliances driving
balance sheet value
•
Expanding business model
-
Hybrid / Hydrogen vehicles
-
Fisker Automotive
-
Lithium Ion Battery Company (ALP)
-
Solar/Renewables
•
Proprietary position in 21
st
century technologies
•
Leader in advanced propulsion systems with key technologies for
Hybrids/H
2
enabling commercialization

NASDAQ: QTWW www.qtww.com CLEAN POWER … FROM CONCEPT TO PRODUCTION